UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 7, 2008

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 7, 2008, MIPS Technologies, Inc. issued a press release announcing the conference call date and preliminary revenue results for the quarter ended December 31, 2007.  A copy of the press release is attached as Exhibit 99.01 to this Current Report.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            99.01     Press Release, dated January 7, 2008, entitled “MIPS Technologies Announces Preliminary Second Quarter Revenue Results and Q2 Fiscal 2008 Conference Call Date.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2008
                                                   MIPS TECHNOLOGIES, INC.
                           (Registrant)

                            By:   /s/ MERVIN S. KATO
                            Mervin S. Kato
                            Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release, dated January 7, 2008, entitled "MIPS Technologies Announces Preliminary Second Quarter Revenue Results and Q2 Fiscal 2008 Conference Call Date."